Exhibit 99.2



                         UNITED STATES BANKRUPTCY COURT
                          NORTHERN DISTRICT OF GEORGIA
                                NEWNAN DIVISION


IN RE:                                }       CASE NUMBER
                                      }       02-10835
                                      }
The NewPower Company, et. al.         }       JUDGE        W. Homer Drake, Jr.
                                      }
DEBTORS                               }       CHAPTER 11


                 DEBTOR'S MONTHLY FINANCIAL REPORTS (BUSINESS)

                                 FOR THE PERIOD

                            FROM 8/31/02 TO 9/30/02

Comes now the above-named debtor and files its Periodic Financial Reports in accordance with the Guidelines established by the United States Trustee and FRBP 2015.


                                                      Paul Ferdinands
                                                      -----------------------
                                                      Attorney for Debtor

Debtor's Address                                      Attorney's Address
and Phone Number                                      and Phone Number

One Manhattanville Rd.                                191 Peachtree St.
Purchase, NY 10577                                    Atlanta, GA 30303
Tel: (914) 697-2100                                   Tel: (404) 572-4600

NewPower Holdings, Inc.
Case Number:  02-10835                                Post Petition
                                                            Totals
                                                           Sept '02

Opening Cash Balance - 7/31/02                             $      88,401       (Concentration Account)

Inflows:
Customer Collections                                               4,670
Collateral Returned
    -Sureties
    -Security  Deposits                                            5,338
Sale Proceeds/Interest Income/Other                                  141
--------------------------------------------------------------------------
Total Inflows                                                     10,149 |
-------------------------------------------------------------------------------------------------------------
                                                                               Distribution of Outflows
Outflows:                                                                    NewPower         The NewPower
Post Petition:                                                             Holdings, Inc.        Company
--------------                                                             --------------        -------
Call Center (Sitel)
Professionals - Bankruptcy                                            11              11
Gas Systems & IT Infrastructure (Wipro)                              144                                144
Customer Incentives (air miles, etc.)                                 42                                 42
Customer Letters & Bill Print (SFI)                                   54                                 54
AGL Billing Systems (Partnersolve)                                    72                                 72
Collections(RM Services)                                             (1)                                (1)
IT Support for risk systems (Zenax)                                   54                                 54
Customer Database Systems (Zac)
Lockbox Fees (First Union)                                            23                                 23
Billing & Reconciliations (Diversified)                               47                                 47
Churn Mitigation(AGL)
Supplies & Misc                                                      105                                105
Rent                                                                  13              13
Insurance
Utilities (Heat, Hydro, Phone, etc.)                                  39                                 39
Customer Refunds                                                     149                                149
Customer Refunds (Outstanding)
Contingency for any above item(s) (15%)                                1                                  1
Billing/Customer Support (IBM)              (2)                    7,413           7,413
Payroll                                                               85                                 85
Power                                                              1,492                              1,492
Gas                                                                 (505)                              (505)
Storage & Pipelines
Transportation & Distribution (AGL)
Transportation & Distribution (Texas)       (5)                    1,300                              1,300
Collateral Payments
    -  Security Deposits
T&E Reimbursements                                                     9                                  9
State Tax Payments                                                   177                                177
Enron payments                                                       225                                225
Other Vendors
-------------------------------------------------------------------------------------------------------------
Total Outflows                                                    10,949           7,437              3,512
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------
Net Cash Flows                                                     (800)
-------------------------------------------------------------------------
                                                          ----------------
Closing Cash Balance                                     | $      87,601 |
=========================================================-----------------

                                                                                                  Attachment 1

NewPower Holdings, Inc.
Case Number: 02-10835
Monthly Accounts Receivable Aging and Reconciliation
For Period from August 31, 2002 through September 30, 2002
Amounts in $000's


Accounts Receivable at Petition Date:               $ 75,200


Beginning of Month Balance - Gross                  $ 21,439 (per 8/31/02 G/L)
PLUS: Current Month New Billings                       1,898 (Sep revenue per G/L)
LESS: Collections During the Month                    (4,670) (per daily cash report)
                                                    ---------

End of Month Balance - Gross                        $ 18,667 (per 9/30/02 G/L)
Allowance for Doubtful Accounts                      (16,760)
                                                    ---------

End of Month Balance - Net of Allowance              $ 1,907
                                                    =========


                                          Note: The accounts receivable aging below relates only to deliveries to  customers subsequent to the June 11, 2002 petition date.



                                                           AR Aging for Post Petition Receivables

                                                           Current   > 30 days  > 60 days    Total
                                                          -------------------------------------------

                                                           $ 2,398    $ 1,269    $ 1,612    $ 5,279

                                                                                                  Attachment 2

NewPower Holdings, Inc.
Case Number: 02-10835
Monthly Accounts Payable and Secured Payments Report
For Period from August 31, 2002 through September 30, 2002
Amounts in $000's


See attached System Generated A/P reports as of 8/31/02 (Attachements 2A and 2B).*


Beginning of Period Balance                     $   166  (per 8/31/02 G/L)
PLUS: New Indebtedness Incurred                   5,425  (per system gen A/P report)
LESS: Amounts Paid on A/P                        (4,780) (per system gen A/P report)
                                                --------

End of Month Balance                            $   811  (per 9/30/02 G/L)
                                                ========


Enron is our only secured creditor. We made payments of $225k to Enron during the period.


* Omitted


                                                                                                  Attachment 3

NewPower Holdings, Inc.
Case Number: 02-10835
Inventroy and Fixed Assets Report
For Period from August 31, 2002 through September 30, 2002
Amounts in $000's

Inventory Report
----------------
Inventory Balance at Petition Date              $ 15,587


Inventory at Beginning of Period                       - (per 8/31/02 G/L)
Inventrory Purchased                                   - (per daily cash report)
LESS: Inventory Used or Sold
                                                       -
                                                --------

End of Month Balance                            $      - (per 9/30/02 G/L)
                                                ========


Inventory is generally costed at the lower of cost or market. By the end of July 2002 we had sold all of our gas inventory either to retail customers or financial buyers as part of our asset sales.

Fixed Asset Report
------------------

Book Value at Petition Date                     $  1,238

Our fixed assets at petition date consisted of office furniture and equipment. These assets were transferred to our lessor in June 2002 as part of the settlement of our lease obligation.

Fixed Assets at Beginning of Period             $      -
Less: Depreciation Expense                             -
Less: Dispositions                                     -
Add: Purchases                                         -
                                                --------

Fixed Assets at End of Period                   $      -
                                                ========

                                                                  Attachment 4
                                                                  Page 1 of 14

Name of Debtor :          NewPower Holdings Inc.
Case # :                  02-10835
Reporting Period:         09/01/02- 09/30/02

Name of Bank:             JP Morgan Chase
Branch:                   New York
Account Name:             The New Power Company
Account Number:
Purpose of Account:       Concentration Account

Beginning Balance              $87,519,632.99
Total Deposits                 $11,425,519.55
Total Payments                 $11,576,370.37
Closing Balance                $87,368,782.17
Service Charges                    $13,500.00 estimate

First Check issued this Period                N/A
Last Check issued this Period                 N/A
Total # of checks issued this Period          N/A

                                                                  Attachment 4
                                                                  Page 2 of 14


Name of Debtor :          NewPower Holdings Inc.
Case # :                  02-10835
Reporting Period:         09/01/02- 09/30/02

Name of Bank:             JP Morgan Chase
Branch:                   New York
Account Name:             NewPower Enron Segregated A/C
Account Number:
Purpose of Account:       Concentration Account

Beginning Balance          $38,125,535.81
Total Deposits                $603,075.50
Total Payments              $1,175,211.70
Closing Balance            $37,553,399.61
Service Charges            N/A

First Check issued this Period             N/A
Last Check issued this Period              N/A
Total # of checks issued this Period       N/A

                                                                  Attachment 4
                                                                  Page 3 of 14

Name of Debtor :          NewPower Holdings Inc.
Case # :                  02-10835
Reporting Period:         09/01/02- 09/30/02

Name of Bank:             JP Morgan Chase
Branch:                   New York
Account Name:             NewPower Holdings, Inc. - Payroll Account
Account Number:
Purpose of Account:       Payroll

Beginning Balance              $23,977.40
Total Deposits
Total Payments                     $57.47
Closing Balance                $23,919.93
Service Charges            N/A

First Check issued this Period             N/A
Last Check issued this Period              N/A
Total # of checks issued this Period       N/A

                                                                  Attachment 4
                                                                  Page 4 of 14

Name of Debtor :          NewPower Holdings Inc.
Case # :                  02-10835
Reporting Period:         09/01/02- 09/30/02

Name of Bank:             JP Morgan Chase
Branch:                   New York
Account Name:             The New Power Company
Account Number:
Purpose of Account:       WildCard ATM Settlement

Beginning Balance               $46,075.77
Total Deposits                       $0.00
Total Payments                       $0.00
Closing Balance                 $46,075.77
Service Charges            N/A

First Check issued this Period             N/A
Last Check issued this Period              N/A
Total # of checks issued this Period       N/A

                                                                  Attachment 4
                                                                  Page 5 of 14

Name of Debtor :          NewPower Holdings Inc.
Case # :                  02-10835
Reporting Period:         09/01/02- 09/30/02

Name of Bank:             JP Morgan Chase
Branch:                   New York
Account Name:             NewPower ACH Account
Account Number:
Purpose of Account:       ACH (T&E)

Beginning Balance               $13,805.49
Total Deposits                  $42,564.90
Total Payments                  $56,370.39
Closing Balance                      $0.00
Service Charges            N/A

First Check issued this Period             N/A
Last Check issued this Period              N/A
Total # of checks issued this Period       N/A

                                                                  Attachment 4
                                                                  Page 6 of 14

Name of Debtor :          NewPower Holdings Inc.
Case # :                  02-10835
Reporting Period:         09/01/02- 09/30/02

Name of Bank:             JP Morgan Chase
Branch:                   Syracuse, NY
Account Name:             NewPower Holdings, Inc.
Account Number:
Purpose of Account:       Controlled Disbursements (A/P)

Beginning Balance                    $0.00
Total Deposits                       $0.00
Total Payments                       $0.00
Closing Balance                      $0.00
Service Charges            N/A

First Check issued this Period             None
Last Check issued this Period              None
Total # of checks issued this Period       None

                                                                  Attachment 4
                                                                  Page 7 of 14

Name of Debtor :          NewPower Holdings Inc.
Case # :                  02-10835
Reporting Period:         09/01/02- 09/30/02

Name of Bank:             JP Morgan Chase
Branch:                   Syracuse, NY
Account Name:             The New Power Company
Account Number:
Purpose of Account:       Controlled Disbursements (A/P)

Beginning Balance                    $0.00
Total Deposits                 $595,577.88
Total Payments                 $595,577.88
Closing Balance                      $0.00
Service Charges            N/A

First Check issued this Period                          100429
Last Check issued this Period                           100603
Total # of checks issued this Period                       155

                                                                  Attachment 4
                                                                  Page 8 of 14

Name of Debtor :          NewPower Holdings Inc.
Case # :                  02-10835
Reporting Period:         09/01/02- 09/30/02

Name of Bank:             JP Morgan Chase
Branch:                   Syracuse, NY
Account Name:             NewPower Holdings, Inc. - Refund Disbursement A/C
Account Number:
Purpose of Account:       Controlled Disbursements (Customer Refunds)

Beginning Balance                    $0.00
Total Deposits                 $163,267.47
Total Payments                 $163,249.67
Closing Balance                     $17.80
Service Charges            N/A
                                                    Refunds         COH Rebate
First Check issued this Period                         3000300         3000000
Last Check issued this Period                          3000898         3003321
Total # of checks issued this Period                       599            3322

                                                                  Attachment 4
                                                                  Page 9 of 14

Name of Debtor :          NewPower Holdings Inc.
Case # :                  02-10835
Reporting Period:         09/01/02- 09/30/02

Name of Bank:             First Union/ Wachovia
Branch:                   Herndon, VA
Account Name:             The New Power Company
Account Number:
Purpose of Account:       Natural Gas Collections

Beginning Balance               $29,703.18
Total Deposits                 $269,460.05
Total Payments                 $269,113.48
Closing Balance                 $30,049.75
Service Charges            N/A

First Check issued this Period                             N/A
Last Check issued this Period                              N/A
Total # of checks issued this Period                       N/A

                                                                  Attachment 4
                                                                 Page 10 of 14

Name of Debtor :          NewPower Holdings Inc.
Case # :                  02-10835
Reporting Period:         09/01/02- 09/30/02

Name of Bank:             First Union/ Wachovia
Branch:                   Charlotte, NC
Account Name:             The New Power Company
Account Number:
Purpose of Account:       Power/ IBM Collections

Beginning Balance               $87,423.05
Total Deposits               $7,080,746.07
Total Payments               $7,150,382.52
Closing Balance                 $17,786.60
Service Charges                 $20,000.00 estimate

First Check issued this Period                             N/A
Last Check issued this Period                              N/A
Total # of checks issued this Period                       N/A

                                                                  Attachment 4
                                                                 Page 11 of 14



Name of Debtor :          NewPower Holdings Inc.
Case # :                  02-10835
Reporting Period:         09/01/02- 09/30/02

Name of Bank:             First Union/ Wachovia
Branch:                   Charlotte, NC
Account Name:             The New Power Company
Account Number:
Purpose of Account:       Power/AES Collections

Beginning Balance               $68,511.84
Total Deposits                 $238,841.84
Total Payments                 $246,989.02
Closing Balance                 $60,364.66
Service Charges            N/A

First Check issued this Period                             N/A
Last Check issued this Period                              N/A
Total # of checks issued this Period                       N/A

                                                                  Attachment 4
                                                                 Page 12 of 14

Name of Debtor :          NewPower Holdings Inc.
Case # :                  02-10835
Reporting Period:         09/01/02- 09/30/02

Name of Bank:             Royal Bank of Canada
Branch:                   Ontario
Account Name:             The New Power Company
Account Number:
Purpose of Account:       CAN$ Operating A/C

Beginning Balance                 27,470.63 CAN$
Total Deposits                   87,869.14
Total Payments                   82,758.07
Closing Balance                  32,581.70
Service Charges            $         31.50

First Check issued this Period                             428 *
Last Check issued this Period                              448
Total # of checks issued this Period                        17

                                                                  Attachment 4
                                                                 Page 13 of 14

Name of Debtor :          NewPower Holdings Inc.
Case # :                  02-10835
Reporting Period:         09/01/02- 09/30/02

Name of Bank:             Royal Bank of Canada
Branch:                   Ontario
Account Name:             The New Power Company
Account Number:
Purpose of Account:       US$ A/C

Beginning Balance                $4,558.24
Total Deposits                       $0.00
Total Payments                       $0.00
Closing Balance                  $4,558.24
Service Charges            N/A

First Check issued this Period                             N/A
Last Check issued this Period                              N/A
Total # of checks issued this Period                       N/A

                                                                  Attachment 4
                                                                 Page 14 of 14

Name of Debtor :          NewPower Holdings Inc.
Case # :                  02-10835
Reporting Period:         09/01/02- 09/30/02

Name of Bank:             Credit Suisse Asset Management
Branch:                   466 Lexington Ave.  NY, NY 10017-3140
Account Name:             NewPower Holdings, Inc.
Account Number:
Purpose of Account:       Short Term Cash Mgmt Portfolio

Beginning Balance                    $0.00
Total Deposits                       $0.00
Total Payments                       $0.00
Closing Balance                      $0.00
Service Charges            N/A

First Check issued this Period                             N/A
Last Check issued this Period                              N/A
Total # of checks issued this Period                       N/A


                                ACCOUNT CLOSED

                                                                  Attachment 5


                                Check Register*






* Omitted

                                                                  Attachment 6

NewPower Holdings, Inc.
Case Number: 02-10835
Monthly Tax Report
For Period from August 31, 2002 through September 30, 2002
Amounts in $000's

Taxes Paid During the Month
---------------------------

Not Applicable - All of our employees are leased through Administaff. Administaff bears all responsibility for the documentation and filing of payroll taxes and withholdings. We also, from time to time, have special pays that are done through a service provider - ADP. In those instances, ADP is responsible for making the required payroll tax filings.


Taxes Owed and Due
------------------

Not Applicable - All of our employees are leased through Administaff. Administaff bears all responsibility for the documentation and filing of payroll taxes and withholdings. We also, from time to time, have special pays that are done through a service provider - ADP. In those instances, ADP is responsible for making the required payroll tax filings.

                                                                 Attachment 7A

NewPower Holdings, Inc.
Case Number: 02-10835
Summary of Officer Compensation / Summary of Personnel and Insurance
Coverages
For Period from August 31, 2002 through September 30, 2002
Amounts in $000's


Summary of Officer Compensation
------------------------------

See supplemental attachment.

Personnel Report
----------------
                                              Full Time  Part Time
# of Employees at beginning of period                34          -
# hired during the period                             -          -
# terminated/resigned during period                 (17)         -
                                             ----------------------
# employees on payroll - end of period               17          -
                                             ======================

Confirmation of Insurance
-------------------------

See supplemental attachment.*




* Omitted


                                                                                                                     Attachment 7B
                                                                                                                      Supplemental
                                             Payments made to insiders 9/1/02 - 9/30/02                                Page 8 of 9


Payments are in gross amts

Name                Title                                        Amount               Date                 Type

BATSON, LINDA       Vice President-Corp Dev.                     $        8,953.33    9/15/2002 Salary for pay period 9/1 - 9/15
                                                                 $        8,953.33    9/30/2002 Salary for pay period 9/16 - 9/30
                                                                 $        5,780.19    9/30/2002 Accrued,Unused Vac Pay


CUNNING, KATHLEEN   Vice President - Core Operations             $        8,333.33    9/15/2002 Salary for pay period 9/1 - 9/15
                                                                 $        8,333.33    9/30/2002 Salary for pay period 9/16 - 9/30


FOSTER, MARY        Vice President - Budgets & Planning          $        8,333.33    9/15/2002 Salary for pay period 9/1 - 9/15
                                                                 $        8,333.33    9/30/2002 Salary for pay period 9/16 - 9/30


HALPRIN, JOSEPH     Vice President - Law and Government Affairs  $        8,333.33    9/15/2002 Salary for pay period 9/1 - 9/15
                                                                 $        8,333.33    9/30/2002 Salary for pay period 9/16 - 9/30
                                                                 $        6,146.15    9/30/2002 Accrued,Unused Vac Pay
                                                                 $       37,931.66    9/30/2002 2002 Relo Expense Reimbursement

KOSTER, HENRY       Vice President, Credit Risk                  $        8,333.33    9/15/2002 Salary for pay period 9/1 - 9/15
                                                                 $        8,333.33    9/30/2002 Salary for pay period 9/16 - 9/30
                                                                 $        7,684.62    9/30/2002 Accrued,Unused Vac Pay

PARIKH, CHAITU      Vice President & Controller                  $        8,333.33    9/15/2002 Salary for pay period 9/1 - 9/15
                                                                 $        8,333.33    9/30/2002 Salary for pay period 9/16 - 9/30
                                                                 $       30,779.26    9/30/2002 2002 Relo Expense Reimbursement


RANIERI, JOHN       Vice President and Treasurer                 $       11,041.67    9/15/2002 Salary for pay period 9/1 - 9/15
                                                                 $       11,041.67    9/30/2002 Salary for pay period 9/16 - 9/30
                                                                 $       12,220.58    9/30/2002 Accrued,Unused Vac Pay

CORBALLY, KATHRYN   Vice President, Investor Relations
                                                                 $        9,375.00    9/15/2002 Salary for pay period 9/1 - 9/15
                                                                 $        9,375.00    9/30/2002 Salary for pay period 9/16 - 9/30
                                                                 $       10,375.96    9/30/2002 Accrued, Unused Vac. Pd. Upon Term.

CRIST, GRETCHEN     Vice President - Human Resources
                                                                 $        9,375.00    9/15/2002 Salary for pay period 9/1 - 9/15
                                                                 $        9,375.00    9/30/2002 Salary for pay period 9/16 - 9/30
                                                                 $        9,510.58    9/30/2002 Accrued, Unused Vac. Pd. Upon Term.

CRONIN, WILLIAM     Managing Director, Risk Management Strategy & Execution
                                                                 $       16,666.67    9/15/2002 Salary for pay period 9/1 - 9/15
                                                                 $       16,666.67    9/30/2002 Salary for pay period 9/16 - 9/30
                                                                 $       19,984.62    9/30/2002 Accrued, Unused Vac. Pd. Upon Term.


HERMANSON, TODD     Vice President and Chief Risk Officer
                                                                 $       12,500.00    9/15/2002 Salary for pay period 9/1 - 9/15
                                                                 $       12,500.00    9/30/2002 Salary for pay period 9/16 - 9/30

JACOBS, WILLIAM     Managing Director & CFO
                                                                 $       25,000.00    9/15/2002 Salary for pay period 9/1 - 9/15
                                                                 $       25,000.00    9/30/2002 Salary for pay period 9/16 - 9/30

LOCKHART, H         CEO
                                                                 $       29,166.67    9/15/2002 Salary for pay period 9/1 - 9/15
                                                                 $       29,166.67    9/30/2002 Salary for pay period 9/16 - 9/30

MAGRUDER, KATHLEEN  Vice President-Govt Affairs
                                                                 $        9,583.33    9/15/2002 Salary for pay period 9/1 - 9/15
                                                                 $        9,583.33    9/30/2002 Salary for pay period 9/16 - 9/30

MALONE, JAMES       Vice President, Law and Gov. Affiars
                                                                 $       10,833.33    9/15/2002 Salary for pay period 9/1 - 9/15
                                                                 $       10,833.33    9/30/2002 Salary for pay period 9/16 - 9/30


PETIZON, ALICE      Vice President Law & Gov. Affairs            $        8,562.50    9/15/2002 Salary for pay period 9/1 - 9/15
                                                                 $        8,562.50    9/30/2002 Salary for pay period 9/16 - 9/30

RAY, TIMOTHY        Vice President - Trading & Logistics         $       33,333.33    9/15/2002 Severance Pay

WYATT, ALAN         Managing Director- Operations & Technology   $       16,666.67    9/15/2002 Salary for pay period 9/1 - 9/15
                                                                 $       16,666.67    9/30/2002 Salary for pay period 9/16 - 9/30
                                                                 -----------------

                                                                 $      592,528.59
                                                                 =================

                                                                  Attachment 8


NewPower Holdings, Inc.
Case Number: 02-10835
Significant Developments During Reporting Period
For Period from August 31, 2002 through September 30, 2002
Amounts in $000's


None.